UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

SOUTHERN TRUST SECURITIES HOLDING CORP.
 (Exact name of registrant as specified in its charter)

Florida	000-52618	651001593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

145 Almeria Ave., Coral Gables, Florida 33135
 (Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code):
(305) 446 4800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Southern Trust Securities, Inc. (STS) and AR Growth Finance Corp (ARGW) announced completion  on May 20, 2014 of  the asset purchase of Southern Trust Securities, Inc.  Specifically, ARGW will issue three shares of ARGW common stock for each share of STS common stock.

Southern Trust Securities, Inc. (STS) - STS is a financial services company offering securities brokerage, investment banking, asset management and private wealth management for a growing base of retail and institutional, corporate, and high-net-worth clients primarily in Latin America.

 AR Growth Finance Corp. (ARGW) -AR Growth Finance Corp is a Delaware corporation established in 2007 to invest in finance related companies in the US and South America.

The financial statements are not included in this report. The required financial statements will be filed by amendment not later than 71calendar days after the date of the filing of the 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN TRUST SECURITIES HOLDING CORP.

Dated: May 22, 2014	By:	/s/ Robert Escobio
Robert Escobio
STS Business Developer